Copyright 2022. Momentus Inc. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. Copyright 022. Momentus Inc. Not Export Controlled. Any use, reproduction, or distribution without th express consent of Momentu is strictly prohibited. Q1 2022 Business and Financial Highlights May 10, 2022

Copyright 2022. Momentus Inc. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. Disclaimer and Cautionary Note Regarding Forward-Looking Statements This presentation contains certain statements which constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Exchange Act of 1934. Forward- looking statements include, but are not limited to, statements regarding future financial results, future operations, future financial position, projected costs, objectives of management, and other statements regarding Momentus’ or its management team’s expectations, hopes, beliefs, intentions or strategies regarding the future, projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, and are not guarantees of future performance. The words “may,” “will,” “anticipate,” “believe,” “expect,” “continue,” “could,” “estimate,” “future,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “aim,” “strive,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Many factors could cause actual future events to differ materially from the forward-looking statements in this presentation, including but not limited to risks related to obtaining licenses and government approvals for our missions; delays or impediments in vehicle development, manufacture, test and deployment; the harsh and unpredictable environment of space in which our products operate; increased competition in our industry due in part to rapid technological development; delays or impediments in the development, manufacture and deployment of our vehicles; failure of our vehicles and components to operate as intended either due to error in design in production or through no fault of our own; launch schedule disruptions; supply chain disruptions; product delays or failures; design and engineering flaws; launch failures or other events that force us to cancel or reschedule launches; our ability to convert backlog or inbound inquiries into revenue; investigations, claims, disputes, enforcement actions, litigation and/or other regulatory or legal proceedings; the effects of the COVID-19 pandemic on our business; and the factors, risks and uncertainties. These are only some of the factors that may affect the forward-looking statements contained in this presentation. For a discussion identifying additional important factors that could cause actual results to differ materially from those anticipated in the forward-looking statements, see the company’s filings with the U.S. Securities and Exchange Commission including, but not limited to, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in the company’s Annual Report on Form 10-K for the year ended Dec. 31, 2021 and subsequent quarterly reports on Form 10-Q. The company’s filings may be accessed through the Investor Relations page of its website, investor.momentus.space, or through the website maintained by the SEC at www.sec.gov. Forward-looking statements speak only as of the date they are made. There can be no assurance that we will achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Moreover, it is not possible for our management to predict all risks or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. You should read this presentation with the understanding that our actual results may be materially different from the plans, intentions and expectations disclosed in the forward-looking statements we make. Readers are cautioned not to put undue reliance on forward-looking statements, and, except as required by law, the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. The technology underlying our anticipated service offerings is still in the process of being developed, and has not been fully tested or validated in space. Our ability to execute on our business plan is dependent on the successful development and commercialization of our technologies. Development of space technologies is extremely complex, time consuming, and expensive, and there can be no assurance that our predicted theoretical and ground-based results will translate into operational space vehicles that operate within the parameters we expect, or at all. Our first launch with customers is currently anticipated to occur as early as June 2022, subject to receipt of licenses and government approvals, and successful completion of our current efforts to get the system ready for flight. Prior planned launches were cancelled due to not receiving required licenses and other governmental approvals and other factors, and we can offer no assurances that our first launch will occur in June 2022 or that we will ever receive the required licenses and other governmental approvals. Use of Non-GAAP Financial Measures This presentation references certain non-GAAP financial measures, including adjusted EBITDA, non-GAAP selling, general, and administrative expense and non-GAAP research and development expense. Momentus defines adjusted EBITDA as earnings before interest expense, taxes, depreciation and amortization, stock-based compensation, and certain other items Momentus believes are not indicative of its core operating performance. Momentus defines non-GAAP selling, general, and administrative expenses and research and development expenses as those respective GAAP amounts, excluding stock-based compensation and non- recurring items not indicative of core operating performance None of these non-GAAP financial measures is a substitute for or superior to measures of financial performance prepared in accordance with generally accepted accounting principles in the United States (GAAP) and should not be considered as an alternative to any other performance measures derived in accordance with GAAP. Momentus believes that presenting these non-GAAP financial measures provides useful supplemental information to investors about Momentus that is helpful in understanding and evaluating its operating results, enhancing the overall understanding of its past performance and future prospects, and allowing for greater transparency with respect to key financial metrics used by its management in financial and operational-decision making. However, there are a number of limitations related to the use of non-GAAP measures and their nearest GAAP equivalents. For example, other companies may calculate non-GAAP measures differently, or may use other measures to calculate their financial performance, and therefore any non-GAAP measures Momentus uses may not be directly comparable to similarly titled measures of other companies. 2

Copyright 2022. Momentus Inc. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. Recent Progress – Vigoride Spacecraft • Continued work to bring Vigoride orbital transfer vehicle to market. • During Q1, we completed system-level thermal vacuum testing of Vigoride 3, the vehicle that we plan to fly on our first demonstration mission, targeted for May. • Subsequent to quarter end, we completed ground-based testing and customer integration activities, including: 1. Vibration testing 2. Post-environmental testing 3. Flight Readiness Review 4. Integration of customer payloads • Subsequent to quarter end, we shipped Vigoride 3 to its launch site. • Vigoride 3 is now at Cape Canaveral and has been mated to the SpaceX Falcon 9 launch vehicle that will take it to space as early as this month. 3

Copyright 2022. Momentus Inc. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. Vigoride 3 Progress in Pictures 4 Assembly in Momentus Cleanroom Thermal Vacuum Testing Vibration Testing Customer Payload Integration Preparing to Ship These photos are Not Export Controlled and contain no Protected Technical Information. Last Picture with the Team

Copyright 2022. Momentus Inc. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. Recent Progress – Licensing & Regulatory • During Q1, and in the subsequent period, we continued to implement compliance tasks required of us under our National Security Agreement (NSA). • We have now secured all government licenses and approvals required for inaugural launch, including: • License updates from the National Oceanic and Atmospheric Administration (NOAA), authorizing Vigoride 3 to operate a camera in space (received on March 21 and April 27). • License from the Federal Communications Commission (FCC) authorizing Momentus to use radio frequencies to communicate with Vigoride (received on April 28). • Favorable payload determination from the Federal Aviation Administration (FAA) (received on May 4). • These licenses and government approvals were reviewed by the appropriate government agencies and are indicative of the progress we have made in addressing past concerns to receive the government approvals needed for our first launch. 5

Copyright 2022. Momentus Inc. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. Plan for First Vigoride Demo Mission • Our primary goals are to: Test Vigoride on orbit. Learn from any issues that are encountered.  Incorporate lessons learned into future Vigorides. • Mission could last up to six months under our FCC license, but we may complete demonstration and testing faster than that. • We are supporting three customers on Vigoride 3 during this mission. We plan to deploy nine satellites in space and operate space hardware to support a test for a customer. • Basic sequence of events is: Travel on launch vehicle to sun-synchronous orbit at ~500 km altitude, Separate from launch vehicle and go through a disciplined startup sequence, Deploy customer satellites, at which point we will recognize a small amount of revenue, Operate Vigoride in space through powered flight, and De-orbit the Vigoride spacecraft at conclusion of mission. 6

Copyright 2022. Momentus Inc. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. Second SpaceX Transporter-5 Port • Momentus purchased a second port on the SpaceX Transporter-5 mission. • We plan to use this port for a third-party product to deploy customer satellites directly from the launch vehicle (no orbital transfer vehicle). • Meets needs of customers who don’t require a precise orbit. • Less expensive than more capable Vigoride vehicle. • This represents an effort to explore other markets adjacent to our current service offering, including ride-share aggregation. • Third-party deployer system is at Cape Canaveral and has been integrated on the SpaceX Falcon 9 launch vehicle. • System will deploy five satellites from four customers. 7

Copyright 2022. Momentus Inc. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. Planning for our Future • During Q1, we signed Launch Services Agreements for four additional SpaceX missions including: Transporter-6, targeted for October 2022. Transporter-7, targeted for January 2023. Transporter-8, targeted for April 2023. Transporter-9, targeted for October 2023. We are on the manifest for each of SpaceX’s dedicated ride-share missions between now and the end of 2023. • These missions will carry additional revenue-generating customer payloads as well as experimental payloads to help us grow our capabilities, including: Payload-hosting Reusability On-orbit servicing 8

# Execution Plan

***Vigoride 1***



***Vigoride 2***



***Vigoride 3***



***Vigoride 5***



## *Vigoride schedule (as of May 10, 2022)*

| | *Design Phase* | | | *System Build & Verification Phase* | | | | | | | |
|---|---|---|---|---|---|---|---|---|---|---|---|
| | CODR | PDR | CDR | Unit Qual | Sys Pre-Env | TVAC | Vibe | Sys Post-Env | Cust. Int. | LV Int. | Launch |
| ***Vigoride 1*** | Complete | | | | | | | | | | |
| ***Vigoride 2*** | Complete | | | | | | | | | | |
| ***Vigoride 3*** | Complete | | | | | | | | | | |
| ***Vigoride 5*** | Complete | | | | In Process | | | | | | |

Copyright 2022. Momentus Inc. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited.

*These photos are Not Export Controlled and contain no Protected Technical Information.*

9

Copyright 2022. Momentus Inc. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. • Continued to build out the team for the future, including four senior leadership hires: During Q1, we welcomed Jason Garkey as new Chief Security Officer. Subsequent to quarter end, we welcomed Charles Chase as new VP of Engineering, Nick Zello as new VP of Manufacturing, and Gary Bartmann as new VP of Supply Chain. Recent Progress – Key Executive Hires 10 Jason Garkey, Chief Security Officer • Former Chief Security Officer at Radisson Hospitality Group Americas. • Rich experience implementing CFIUS mitigation agreements. • Three decades of service as a U.S. Army officer, retiring as a Colonel. Charles Chase, VP Engineering • Co-Founded UnLAB, a non-profit organization that develops advanced technologies. • Founded and led Revolutionary Technology Programs at Lockheed Martin Skunk Works. • Expert in plasma systems and other technologies that are highly relevant to Momentus. Gary Bartmann, VP Supply Chain • Deep expertise in supply chain management. • Former Executive at GULL Solutions, United Launch Alliance, and Lockheed Martin. • Has led teams responsible for strategy development, execution, and supply chain solutions. Nick Zello, VP Manufacturing • Strong expertise in product development and manufacturing in aerospace, autos, IT, and construction industries. • Former VP of Smallsat Ops and delivery at Maxar, General Manager at MDA and US Sys. • Also held various leadership roles at GM.

Copyright 2022. Momentus Inc. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. Q1 Financial Highlights • $69 million in backlog (potential revenue), as of April 30, 2022. * • Non-restricted cash and cash equivalents of approximately $136 million as of March 31, 2022. • Gross debt of approximately $24 million, consisting of a term loan that we began to repay in March of this year. • Revenue recognition will begin when we start flying customers to space. • Q1 loss from operations at approximately $25 million. • Q1 Adjusted EBITDA was negative $17 million. • Adjusted EBITDA excludes stock-based compensation expense, certain legal matters, and net mark-to-market gains and losses on warrant liabilities, and other adjusting items. • Refer to the Appendix of this presentation for reconciliation with equivalent GAAP financials. 11 * Backlog contains firm orders as well as options, which allow customers to opt-in to launches on shorter notice without requiring a separate agreement. The breadth of these signed contracts spans across 25 companies in 15 countries. In general, our customers have the right to cancel their contracts with the understanding that they will forgo their deposits. If a customer cancels a contract before it is required to pay non-refundable deposits, we may not receive revenue from these orders, except for an initial deposit which is paid at the time the contract is signed.

Copyright 2022. Momentus Inc. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. 12 Thank you!

Copyright 2022. Momentus Inc. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. Appendix 13

Copyright 2022. Momentus Inc. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. Income Statement 14 2022 2021 Service revenue - 130 Cost of revenue - 48 Gross margin - 82 Operating expenses: Research and development expenses 9,971 9,906 Selling, general and administrative expenses 14,853 14,005 Total operating expenses 24,824 23,911 Loss from operations (24,824) (23,829) Other income (expense): Decrease (increase) in fair value of SAFE notes - 81,564 Decrease (increase) in fair value of warrants (451) 8,083 Realized loss on disposal of asset (70) - Interest income - 1 Interest expense (1,492) (968) SEC settlement - - Other income (expense) 3 (179) Total other income (expense) (2,010) 88,500 Income (loss) before income taxes (26,834) 64,671 Income tax provision - - Net income ( loss) $ (26,834) $ 64,671 Net income ( loss) per share, basic (0.34) 1.03 Net income ( loss) per share, fully diluted (0.34) (0.28) Weighted average shares outstanding, basic 79,958,383 62,733,080 Weighted average shares outstanding, fully diluted 79,958,383 87,684,818 Three Months Ended March 31,

Copyright 2022. Momentus Inc. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. Balance Sheet 15 March 31, 2022 December 31, 2021 (unaudited) LIABILITIES AND SHAREHOLDERS’ EQUITY (DEFICIT) Accounts payable 3,289 1,911 Accrued expenses 9,568 9,785 Loan payable, current 9,432 20,907 Contract liabilities, current - - Operating lease liability, current 1,143 1,189 Share repurchase liability, current 6,000 - Other current liabilities 5,090 5,075 Total current liabilities 34,522 38,867 Contract liabilities, non-current 1,654 1,554 Loan Payable, non-current 11,303 - Warrant liability 6,200 5,749 SAFE notes - - Operating lease liability, non-current 7,002 7,284 Other non-current liabilities 488 483 Total liabilities 61,169 53,937 Shareholders’ equity (deficit): Common stock 1 1 Additional paid-in capital 336,771 340,570 Treasury Stock - - Accumulated deficit (235,517) (208,683) Total shareholders’ deficit 101,255 131,888 Total Liabilities and Shareholders’ Deficit 162,424 185,825 March 31, 2022 December 31, 2021 (unaudited) ASSETS Current assets: Cash and cash equivalents 135,602 160,036 Restricted cash, current 100 197 Receivables - - Inventory - - Restricted cash, current National Security Agreement - - Prepaids and other current assets 7,984 9,431 Total current assets 143,686 169,664 Non-current assets: Property, machinery and equipment, net 4,726 4,829 Intangible assets, net 656 349 Operating right-of-use asset 7,282 7,604 Deferred offering costs - - Restricted cash, non-current 324 314 Other non-current assets 5,750 3,065 Total assets 162,424 185,825

Copyright 2022. Momentus Inc. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. Cash Flow Statement 16 2022 2021 Cash flows from operating activities: Net income (loss) (26,834) 64,671 Adjustments to reconcile net income (loss) to net cash used in operating activities: Depreciation and amortization 294 199 Amortization of debt discount and issuance costs 742 718 Accrued interest 13 - Increase in fair value of warrants 451 (8,083) Increase in fair value of SAFE notes - (81,564) Impairment of prepaid launch costs - 750 Loss on disposal of fixed asset 70 - Stock-based compensation expense 2,212 5,768 Beneficial conversion feature - - Changes in operating assets and liabilities: - - Receivables - - Prepaids and other current assets 1,447 (9,246) Other non-current assets (2,685) 93 Accounts payable 1,387 (97) Accrued expenses (273) 5,120 Other current liabilities 14 80 Contract liabilities 100 146 Deferred rent - - Lease liability and right of use asset (6) 245 Other non-current liabilities 6 - Net cash used in operating activities (23,062) (21,199) Three Months Ended March 31, 2022 2021 Cash flows from investing activities: Purchase of property, machinery and equipment (290) (429) Purchases of intangible assets (231) (3) Net cash used in investing activities (521) (431) Cash flows from financing activities: Proceeds from issuance of SAFE notes - 30,853 Proceeds from issuance of loan payable - 25,000 Proceeds from exercise of stock options 48 24 Repurchase of Section 16 Officer shares for tax coverage exchange (59) - Payment of notes payable (927) - Payment of debt issuance costs - (144) Payment of warrant issuance costs - (31) Payment for share repurchase - - - - Proceeds from PIPE - - Proceeds from issuance of common stock upon Merger - - Payments for transaction costs - - Net cash provided by financing activities (938) 55,702 Increase in cash and cash equivalents (24,521) 34,071 Cash and cash equivalents, beginning of period 160,547 23,520 Cash and cash equivalents, end of period 136,026 57,591 Three Months Ended March 31,

Copyright 2022. Momentus Inc. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. GAAP to Non-GAAP Reconciliation 17 ADJUSTED EBITDA March 31, 2022 March 31, 2021 December 31, 2021 Net Income (Loss) (26,836) 64,671 (2,729) Income tax expense - - 1 Interest income (0) (1) (0) Interest expense 1,492 968 5,544 Depreciation & amortization 294 199 324 EBITDA (25,049) 65,837 3,140 (Decrease) increase in fair value of SAFE notes - (81,564) - (Decrease) increase in fair value of warrants 451 (8,083) (27,505) Realized loss on disposal of assets 70 - 17 SEC settlement - - - Transaction costs allocated to warrant liability - - - Investment banking fees related to SAFE financing - 178 - Prepaid launch deposit impairment - 750 - SEC and CFIUS legal expenses 795 3,873 464 Reduction in SEC and CFIUS legal expenses due to fee dispute - - (2,551) Class action litigation legal expenses 795 - 797 Other non-recurring legal expenses 114 - - SEC compliance costs 2,135 - 1,073 NSA compliance costs 978 - 905 Severance and other related expenses 350 - (13) Stock-based compensation 2,212 5,768 7,265 Adjusted EBITDA (17,149) (13,240) (16,407) Three Months Ended

Copyright 2022. Momentus Inc. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. GAAP to Non-GAAP Reconciliation (cont.) 18 March 31, 2022 March 31, 2021 December 31, 2021 Selling, general, and administrative expenses 14,853 14,005 13,103 Stock-based compensation 1,839 5,700 5,109 SEC and CFIUS legal expenses 795 3,873 464 Reduction in SEC and CFIUS legal expenses due to fee dispute - - (2,551) Class action litigation legal expenses 795 - 797 Other non-recurring legal expenses 114 - - SEC compliance costs 2,135 - 1,073 NSA compliance costs 978 - 905 Severance and other related expenses - - (13)Non-GAAP selling, general, administration expenses 8,197 4,432 7,318 March 31, 2022 March 31, 2021 December 31, 2021 Research and development expenses 9,971 9,906 11,574 Prepaid launch deposit impairment - 750 - Stock-based compensation 373 68 2,156 Severance and other related expenses 350 - -Non-GAAP Research and development expenses 9,248 9,088 9,418 Three Months Ended Three Months Ended